

Second Quarter 2015 Results

July 21, 2015

SYNOVUS
the bank of here

Forward-looking statements and use of non-GAAP financial measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) statements on credit trends and key credit metrics; (2) future loan and deposit growth and deposit ratios; (3) future net interest margin; (4) future non-interest income; (5) future adjusted non-interest expense levels; (6) our strategy for future growth; and (7) our assumptions underlying these expectations . Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income per common share, diluted; adjusted non-interest income; adjusted non-interest expense; adjusted pre-tax, pre-credit costs income; the ratio of adjusted pre-tax, pre-credit costs income to risk weighted assets; average core deposits; average core deposits excluding average state, county, and municipal deposits; Tier 1 common equity ratio; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income per common share, diluted; total non-interest income; total non-interest expense; income before income taxes; the ratio of net income to average total assets; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Adjusted net income per common share, diluted, adjusted pre-tax, pre-credit costs income, and adjusted pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits and average core deposits excluding state, county, and municipal deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

2Q15 Highlights

- Net income available to common shareholders of $53.2 million or $0.40 per diluted common share
  - Diluted EPS increased 5.2% vs. 1Q15 and 25.5% vs. 2Q14
- Net income available to common shareholders of $55.9 million or $0.42 per diluted common share excluding litigation contingency expense[1]
- Adjusted pre-tax, pre-credit costs income[1] of $103.6 million increased $2.6 million or 2.6% vs. 1Q15 and $4.7 million or 4.7% vs. 2Q14
- Credit quality trends remained favorable
  - NPL ratio declined to 0.81% from 0.92% in 1Q15
  - NCO ratio of 0.10%, down 13 b.p.s vs. 1Q15
- Total loans grew $388.7 million or 7.4%[4] vs. 1Q15 and 5.1% vs. 2Q14
- Average core deposits[1] grew $889.9 million or 17.8%[4] vs. 1Q15 and 7.4% vs. 2Q14
- Common stock repurchases since October 2014[5]: $202.9 million or 7.5 million shares, reducing total share count by 5.4%
- Capital ratios remained strong
  - CET1 ratio of 10.73%[6]

(in thousands, except per share data)	2Q15	1Q15	2Q14
Net interest income	$203,644	$203,263	$205,051
Adjusted non-interest income[1]	66,847	65,129	63,388
Adjusted non-interest expense[1]	166,872	167,367	169,498
Adjusted pre-tax, pre-credit costs income[1]	103,619	101,025	98,941
Investment securities gains, net	1,985	725	-
Credit costs[2]	12,811	15,670	16,919
Litigation contingency expense[3]	4,400	-	-
Restructuring charges	4	(107)	7,716
Visa indemnification charges	354	375	356
Income before taxes	88,035	85,812	73,950
Income tax expense	32,242	31,849	27,078
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	$53,234	$51,404	$44,313
Net income per diluted common share	$0.40	$0.38	$0.32
Average diluted common shares	133,625	135,744	139,567

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net
(3) Amounts for other periods presented herein are not reported separately as amounts are not material.
(4) Annualized
(5) Total repurchases since October 2014 (inception of stock repurchase program) through July 20, 2015
(6) Preliminary

Total loans grew $388.7 million or 7.4%* sequentially



Total Loans
(in billions)
$20.46
$20.59
$21.10
$21.11
$21.49

(in millions) Sequential quarter total loan growth:	2Q14	3Q14	4Q14	1Q15	2Q15
	$296.8	$132.8	$509.1	$8.5	$388.7



Composition of 2Q15 Loan Growth
(dollars in millions)
C&I
$97.0
3.8%*
CRE
$164.3
9.5%*
Retail
$127.1
13.0%*

- Total loans grew $388.7 million or 7.4%* vs. 1Q15 and $1.04 billion or 5.1% vs. a year ago
  - Growth across all loan categories with increases in CRE loans of $164.3 million or 9.5%*, retail loans of $127.1 million or 13.0%*, and C&I loans of $97.0 million or 3.8%*
- Experienced growth in specialty lines including corporate real estate, consumer mortgage, senior housing, equipment finance, government guaranteed lending, and medical office
- Key strategic markets including Atlanta, Nashville, Tampa, Jacksonville, and Columbus posted solid loan growth
- Continue to expect loan growth in the mid single-digits for 2015

* Annualized growth

Average core deposits[1] grew $889.9 million or 17.8%[2]



Average Core Deposits(1)
(in billions)
$21
$14
$7
$0
$19.46
2.27
3.02
5.64
3.51
5.02
$19.44
2.05
3.04
5.67
3.51
5.17
$19.73
2.18
3.03
5.65
3.55
5.32
$20.02
2.23
3.09
5.79
3.54
5.37
$20.91
2.28
3.25
6.04
3.70
5.64
2Q14
3Q14
4Q14
1Q15
2Q15
Non-interest Bearing
NOW/Savings
Money Market
Time
SCM

- Average core deposits[1] increased $889.9 million or 17.8%[2] vs. 1Q15 and $1.45 billion or 7.4% vs. 2Q14
  - Core deposits increased $698.2 million or 13.7%[2] vs. 1Q15 to $21.20 billion and $1.66 billion or 8.5% vs. 2Q14
- Average core deposits excluding state, county, and municipal (SCM) deposits[3] grew $836.4 million or 18.9%[2] vs. 1Q15 and $1.44 billion or 8.4% vs. 2Q14
- Total average deposits of $22.47 billion increased $851.1 million or 15.8%[2] vs. 1Q15 and $1.60 billion or 7.7% vs. 2Q14

[1] Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.
[2] Annualized
[3] Non-GAAP financial measure; see appendix.

Net interest income and net interest margin

(dollars in millions)



$205.1
$203.3
$203.6
3.41%
3.28%
3.15%
2Q14
1Q15
2Q15
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

Change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+200	6.2%
+100	4.2%

* as compared to unchanged rates (for the next 12 months)

- Net interest income of $203.6 million, up $381 thousand vs. 1Q15
- NIM of 3.15%, down 13 b.p.s vs. 1Q15
  - Yield on earning assets of 3.61%, down 12 b.p.s from 1Q15
    - Yield on loans decreased 5 b.p.s to 4.14%
    - Increased balances at the Fed contributed 7 b.p.s of the decline
  - Effective cost of funds of 0.46%, up 1 b.p. from 1Q15
- Expect NIM in 2H15 to be flat to slightly down from 2Q15 levels, as modest loan yield pressure is offset by liquidity deployment
- Positioned to benefit from potential increase in short-term rates

Non-interest income reflects higher mortgage volume and core banking fees

- 2Q15 adjusted non-interest income[(1)] was $66.8 million, up $1.7 million or 2.6% vs. 1Q15 and up $3.5 million or 5.5% vs. 2Q14
  - Mortgage banking income increased $1.0 million or 15.8% vs. 1Q15, driven by 19.8% increase in production volume
  - Core banking fees[(2)] of $32.4 million increased $876 thousand or 2.8% from 1Q15, driven primarily by higher service charges on deposit accounts and bankcard fees
  - Gains from sale of SBA loans of $1.4 million vs. $1.5 million in 1Q15; up $1.6 million YTD vs. a year ago
  - FMS revenues[(3)] of $19.8 million decreased 2.8% sequentially

(in thousands)	2Q15	2Q15 vs. 1Q15 % Change	2Q15 vs. 2Q14 % Change
Service charges on deposit accounts	$19,795	3.5%	2.9%
Fiduciary and asset management fees	11,843	2.4	4.8
Brokerage revenue	6,782	(6.5)	1.1
Mortgage banking income	7,511	15.8	42.2
Bankcard fees	8,499	5.2	(2.3)
Investment securities gains, net	1,985	nm	nm
Other fee income	4,605	(12.2)	(6.6)
Other non-interest income	7,812	6.0	7.9
Total non-interest income	$68,832	4.5%	8.6%
Adjusted non-interest income[(1)]	**$66,847**	**2.6%**	**5.5%**

(1) Non-GAAP financial measure; see appendix.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges.
(3) Consist primarily of fiduciary and asset management fees and brokerage revenue.

Continued progress on expense management


(in millions)
$182.2
$169.5
$193.7
$166.8
$184.9
$172.4
$178.9
$167.4
$177.8
$166.9
Total Non-interest Expense
Adjusted Non-interest Expense*
2Q14
3Q14
4Q14
1Q15
2Q15
Headcount: 4,640 4,563 4,511 4,469 4,443

- Adjusted 2Q15 non-interest expense* was $166.9 million, down $495 thousand or 0.3% vs. 1Q15
  - Employment expense of $94.6 million, down $1.9 million vs. 1Q15 reflecting seasonal decline in employment taxes, partially offset by $1.1 million increase in insurance expense and higher commissions/ incentives
    - Headcount down 4.2% vs. a year ago reflecting continued implementation of efficiency initiatives
  - Advertising expense of $2.9 million, down $578 thousand vs. 1Q15
  - Professional fees of $6.4 million, up $823 thousand vs. 1Q15 due to higher attorney fees
- 2015 adjusted non-interest expense expected to approximate 2014 levels (~$675 million), reflecting continued efficiency efforts and investments in talent and technology
  - 2H15 adjusted non-interest expense will be higher than 1H15 primarily due to increased advertising, technology/IT spend, and annual merit increases

* Excluding litigation contingency/settlement expenses, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in credit quality


Total NPLs(1)
(dollars in millions)
vs. 1Q15 vs. 2Q14
ORE ↓11% ↓35%
NPAs ↓11% ↓34%
NPL inflows ↓18% ↓38%
$300
$200
$100
$0
1.27%
$260
1.18%
$242
0.94%
$198
0.92%
$194
0.81%
$174
2Q14
3Q14
4Q14
1Q15
2Q15


Credit Costs(2)
$20
$13
$7
$0
$16.9
4.6
12.3
$15.7
11.9
3.8
$16.4
8.2
8.2
$15.7
11.3
4.4
$12.8
6.2
6.6
2Q14
3Q14
4Q14
1Q15
2Q15
Provision for Loan Losses
Other Credit Costs


Net Charge-offs(3)
$40
$27
$13
$0
0.69%
$35
0.24%
$12
0.31%
$16
0.23%
$12
0.10%
$5
2Q14(4)
3Q14
4Q14
1Q15
2Q15


Total Past Dues > 30 Days
$85
$57
$28
$0
0.30%
$60
0.35%
$73
0.24%
$51
0.27%
$57
0.24%
$51
2Q14
3Q14
4Q14
1Q15
2Q15

(1) Excludes impaired loans held-for-sale
(2) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(3) As a % of average total loans, annualized
(4) Increase in 2Q14 net charge-offs is due to significant reduction in NPLs which were fully reserved

Strong capital ratios

	2Q14	1Q15	2Q15
Common equity Tier 1 ratio	N/A	10.80	**10.73** (1)(2)
Tier 1 common equity ratio	10.42	N/A	**N/A** (1)(3)
Tier 1 capital ratio	11.01	10.80	**10.73** (1)(2)
Total risk-based capital ratio	13.03	12.65	**12.18** (1)(2)
Leverage ratio	9.69	9.66	**9.48** (1)
Tangible common equity ratio(3)	10.91 %	10.43	**10.13**

- 2Q15 capital ratios include impact of $50.3 million common stock repurchase
- 1Q15 capital ratios included impact of $59.1 million common stock repurchase
- 2Q15 Basel III common equity Tier 1 ratio on a fully phased-in basis estimated at 10.09%(2)

(dollars in millions)	2Q14	1Q15	2Q15
Disallowed deferred tax asset (DTA)	$547.8	412.9	**384.0** (4)
As a % of risk-weighted assets	2.41%	1.72	**1.57**

(1) 2015 ratios are Basel III transitional. 2Q14 ratios were based on Basel I rules.
(2) Preliminary
(3) Non-GAAP financial measure; see appendix.
(4) Tier 1 capital disallowed DTA; CET1 disallowed DTA (Basel III transitional) is $258.2 million at June 30, 2015 compared to $287.2 million at March 31, 2015.

Appendix

Non-interest Income

(dollars in thousands)	2Q15	1Q15	2Q14	2Q15 vs. 1Q15 % Change	2Q15 vs. 2Q14 % Change
Service charges on deposit accounts	$19,795	$19,133	$19,238	3.5%	2.9%
Fiduciary and asset management fees	11,843	11,571	11,296	2.4	4.8
Brokerage revenue	6,782	7,251	6,707	(6.5)	1.1
Mortgage banking income	7,511	6,484	5,283	15.8	42.2
Bankcard fees	8,499	8,077	8,695	5.2	(2.3)
Investment securities gains, net	1,985	725	-	nm	nm
Other fee income	4,605	5,246	4,928	(12.2)	(6.6)
Other non-interest income	7,812	7,367	7,241	6.0	7.9
Total non-interest income	**$68,832**	**$65,854**	**$63,388**	**4.5%**	**8.6%**
Adjusted non-interest income*	**$66,847**	**$65,129**	**$63,388**	**2.6%**	**5.5%**

* Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	2Q15	1Q15	2Q14	2Q15 vs. 1Q15 % Change	2Q15 vs. 2Q14 % Change
Salaries and other personnel expense	$94,565	$96,488	$92,540	(2.0%)	2.2%
Net occupancy and equipment expense	26,541	26,172	26,425	1.4	0.4
FDIC insurance and other regulatory fees	6,767	6,957	8,049	(2.7)	(15.9)
Foreclosed real estate expense, net	4,351	9,496	4,063	(54.2)	7.1
Other credit costs	1,824	1,777	572	2.6	218.9
Professional fees	6,417	5,594	8,224	14.7	(22.0)
Third-party processing expense	10,672	10,343	9,464	3.2	12.8
Litigation contingency expense	4,400	-	-	nm	nm
Restructuring charges	4	(107)	7,716	(103.7)	nm
Visa indemnification charges	354	375	356	(5.6)	(0.6)
Advertising expense	2,865	3,443	6,281	(16.8)	(54.4)
Other operating expenses	19,045	18,370	18,515	3.7	2.9
Total non-interest expense	**$177,805**	**$178,908**	**$182,205**	**(0.6%)**	**(2.4%)**
Adjusted non-interest expense*	**$166,872**	**$167,367**	**$169,498**	**(0.3%)**	**(1.5%)**

* Excluding litigation contingency expense, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.

nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in thousands)



$98,941
$103,494
$99,591
$101,025
$103,619
2Q14
3Q14
4Q14
1Q15
2Q15

2Q15 vs. 1Q15 Key Drivers
(in millions)
-net interest income ↑$0.4
-adjusted non-interest income[1] ↑$1.7
-adjusted non-interest expense[1] ↓$0.5

	2Q14	3Q14	4Q14	1Q15	2Q15
Income before income taxes	$73,950	$72,656	$78,928	$85,812	$88,035
Add: Provision for losses on loans	12,284	3,843	8,193	4,397	6,636
Add: Other credit costs[2]	4,635	11,858	8,213	11,273	6,175
Add: Restructuring charges	7,716	809	3,484	(107)	4
Add: Visa indemnification charges	356	1,979	310	375	354
Add: Litigation contingency/settlement expenses[3]	-	12,349	463	-	4,400
Subtract: Investment securities gains, net	-	-	-	(725)	(1,985)
Adjusted Pre-tax, pre-credit costs income[1]	**$98,941**	**$103,494**	**$99,591**	**$101,025**	**$103,619**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Amounts for other periods presented herein are not reported separately as amounts are not material.

Portfolio Distribution by Type

($ in millions)	4Q09		4Q10		4Q11		4Q12		4Q13		4Q14		2Q15	
Investment Properties	$5,897	23.2%	$5,059	23.4%	$4,569	22.8%	$4,376	22.3%	$4,617	23.0%	$5,217	24.7%	$5,424	25.2%
Residential Properties	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,185	5.9	1,134	5.4	1,097	5.1
Land Acquisition	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	705	3.5	586	2.8	555	2.6
Total CRE	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,282**	**36.3%**	**$6,449**	**32.9%**	**$6,507**	**32.4%**	**$6,937**	**32.9%**	**$7,076**	**32.9%**
C&I	10,448	41.1	9,265	42.9	8,929	44.4	9,102	46.6	9,932	49.4	10,257	48.6	10,400	48.4
Retail	4,212	16.6	3,951	18.3	3,880	19.3	4,011	20.5	3,648	18.2	3,934	18.7	4,048	18.8
Total*	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,542**	**100.0%**	**$20,058**	**100.0%**	**$21,098**	**100.0%**	**$21,495**	**100.0%**

* Total loans excludes unearned income, which is not displayed on this table.

Improving Portfolio Risk Distribution

(in millions)

Risk Category	1Q15	2Q15	2Q15 vs. 1Q15 Change
Passing Grades	$20,004	$20,405	$401
Special Mention	500	523	$23
Substandard Accruing	408	393	($15)
Non-Performing Loans	194	174	($20)
Total	**$21,106**	**$21,495**	**$389**

Substandard Accruing Loans

(dollars in millions)



$500
$375
$250
$125
$0
$484
$472
$437
$408
$393
$248
$242
$240
$223
$237
19% decline from 2Q14
$236
$231
$197
$185
$156
2Q14
3Q14
4Q14
1Q15
2Q15
Other Substandard Accruing Loans
Substandard Accruing TDRs

Composition of 2Q15 Substandard Accruing Loans



17%
19%
6%
5%
53%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructuring

(dollars in millions)

Composition of 2Q15 Performing TDRs


Risk Categories:
Pass
32%
Substandard
59%
Special Mention
9%


Loan Type:
Retail
14%
Inv. Prop.
27%
C&I
29%
Land
11%
Resi. Prop.
19%


Accruing TDR Trends
$444
$409
$348
$313
$269
2Q14
3Q14
4Q14
1Q15
2Q15
Accruing TDRs

- Over 99% of performing TDRs are paid current; there are no 90-day past due performing TDRs
- 41% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 70% of performing TDRs are not residential or land-related

NPL Inflows by Portfolio Type

(in millions)

	2Q14	3Q14	4Q14	1Q15	2Q15
Investment properties	$2	$2	$1	$ -	$3
Residential properties / Land-related	6	10	6	1	2
Commercial and industrial	17	12	18	17	11
Retail	9	9	8	8	5
Total	$34	$33	$33	$26	$21

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	1Q15	2Q15	2Q15
Investment properties	0.05	0.02	$5,424
1-4 family construction	0.11	0.00	148
1-4 family investment mortgage	0.47	0.27	789
Residential development	0.19	0.06	161
Residential properties	**0.38**	**0.21**	**1,097**
Land for future development	0.31	1.23	555
Total CRE	**0.13**	**0.15**	**7,076**
Commercial and industrial	0.27	0.17	10,400
Retail	0.53	0.55	4,048
Total*	**0.27**	**0.24**	**$21,495**

*Excludes unearned income of $29.1 million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	4Q14		1Q15		2Q15	
Investment properties	$4	0.33%	($2)	(0.12%)	$2	0.13%
1-4 family properties	2	0.60	4	1.38	(1)	(0.33)
Land for future development	(1)	(0.59)	1	0.84	(1)	(0.28)
Total CRE	**5**	**0.30**	**3**	**0.21**	**-**	**0.02**
Commercial and industrial	7	0.27	3	0.12	3	0.10
Retail	4	0.42	6	0.60	2	0.24
Total net charge-offs	**$16**	**0.31**	**$12**	**0.23**	**$5**	**0.10**

Allowance for Loan Losses Coverage Trends

(dollars in millions)



1.71%
$335
1.62%
$319
1.53%
$308
1.49%
$301
1.36%
$278
1.31%
$269
1.24%
$261
1.20%
$253
1.18%
$255
92%
92%
95%
100%
178%
176%
197%
198%
202%
69%
71%
74%
78%
107%
111%
132%
130%
147%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)	2Q15
Net income available to common shareholders	$53,234
Add: Litigation contingency expense (after-tax)	2,688
Adjusted net income available to common shareholders	$55,922
Weighted average common shares outstanding, diluted	133,625
Adjusted net income per diluted common share	$0.42

(dollars in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15
Total risk-weighted assets	22,702,108	22,817,378	23,431,450	24,013,053	24,388,656 (4)
Income before income taxes	$73,950	$72,656	$78,928	$85,812	$88,035
Add: Provision for losses on loans	12,284	3,843	8,193	4,397	6,636
Add: Other credit costs(1)	4,635	11,858	8,213	11,273	6,175
Add: Restructuring charges	7,716	809	3,484	(107)	4
Add: Visa indemnification charges	356	1,979	310	375	354
Add: Litigation contingency/settlement expenses(2)	-	12,349	463	-	4,400
Subtract: Investment securities gains, net	-	-	-	(725)	(1,985)
Adjusted Pre-tax, pre-credit costs income	$98,941	$103,494	$99,591	$101,025	$103,619
Adjusted Pre-tax, pre-credit costs income/RWA(3)	1.7%	1.8%	1.7%	1.7%	1.7% (4)

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Amounts for other periods presented herein are not reported separately as amounts are not material.
(3) Annualized
(4) Preliminary

Non-GAAP Financial Measures, continued

(in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15
Total non-interest income	$63,388	$63,985	$64,549	$65,854	$68,832
Subtract: Investment securities gains, net	-	-	-	(725)	(1,985)
Adjusted non-interest income	$63,388	$63,985	$64,549	$65,129	$66,847

(in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15
Total non-interest expense	$182,205	$193,749	$184,883	$178,908	$177,805
Other credit costs[1]	(4,635)	(11,858)	(8,213)	(11,273)	(6,175)
Restructuring charges	(7,716)	(809)	(3,484)	107	(4)
Visa indemnification charges	(356)	(1,979)	(310)	(375)	(354)
Litigation contingency/settlement expenses[2]	-	(12,349)	(463)	-	(4,400)
Adjusted non-interest expense	$169,498	$166,754	$172,413	$167,367	$166,872

(in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15
Total average deposits	$20,863,706	$20,938,587	$21,336,007	$21,615,049	$22,466,102
Average brokered deposits	(1,401,167)	(1,494,620)	(1,602,354)	(1,594,822)	(1,555,931)
Average core deposits	19,462,539	19,443,967	19,733,653	20,020,227	20,910,171
Average state, county, and municipal (SCM) deposits	(2,268,852)	(2,045,817)	(2,184,757)	(2,224,193)	(2,277,783)
Average core deposits excluding average state, county, and municipal deposits	$17,193,687	$17,398,150	$17,548,896	$17,796,034	$18,632,388

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Amounts for other periods presented herein are not reported separately as amounts are not material.

Non-GAAP Financial Measures, continued

(dollars in millions)	2Q14
Total shareholders' equity	$3,053
Add/Subtract: Accumulated other comprehensive loss (income)	14
Subtract: Goodwill	(24)
Subtract: Other intangible assets, net	(2)
Subtract: Disallowed deferred tax assets	(548)
Add: Other items	8
Subtract: Series C Preferred Stock	(126)
Subtract: Qualified trust preferred securities	(10)
Tier 1 common equity	2,365
Risk weighted assets	22,706
Tier 1 common equity ratio	10.42%

(dollars in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15
Total assets	$26,627,290	$26,519,110	$27,051,231	$27,633,784	$28,205,870
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,678)	(1,471)	(1,265)	(1,061)	(863)
Tangible assets	$26,601,181	$26,493,208	$27,025,535	$27,608,292	$28,180,576
Total shareholders' equity	$3,053,051	$3,076,545	$3,041,270	$3,030,635	$3,006,157
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,678)	(1,471)	(1,265)	(1,061)	(863)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,900,962	$2,924,663	$2,889,594	$2,879,163	$2,854,883
Tangible common equity to tangible assets ratio	10.91%	11.04%	10.69%	10.43%	10.13%